UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MOUNTAIN CREST ACQUISITION CORP. V

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOUNTAIN CREST ACQUISITION CORP. V

524 Broadway, 11th Floor

New York, NY 10012

October 14, 2025

Dear Stockholder:

On behalf of the Board of Directors of Mountain Crest Acquisition Corp. V (“Mountain Crest,” the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held at 11:00 a.m. Eastern Time on November 4, 2025. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. V Virtual Shareholder Meeting Information:

Meeting Date: November 4, 2025

Meeting Time: 11:00 a.m. Eastern Time

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitionv/2025

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 8363020#

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/mcacquisitionv/2025. We are first mailing these materials to our stockholders on or about October 15, 2025.

As discussed in the enclosed Proxy Statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination to November 16, 2026, by revising paragraph E of Article Sixth of the Charter (the “Extension Amendment”). We refer to this proposal as the “Extension Proposal”. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to elect Suying Liu as the Class III director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

3.	Proposal 3 — A proposal to ratify the appointment of WWC, P.C., as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Proposal”); and
4.	Proposal 4 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

As previously announced, on August 29, 2024, the Company entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and between the Company and CUBEBIO Co., Ltd., a corporation organized under the laws of Korea (the “CUBEBIO”), pursuant to which the following transactions will occur: (1) CHL SPAC Merger Sub, Inc. (the “SPAC Merger Sub”), a corporation to be formed in Delaware and a wholly owned subsidiary of CubeBio Holdings Limited, an exempted company to be formed in the Cayman Islands (“PubCo”), will be merged with and into the Company with the Company being the surviving entity (the “SPAC Merger”) as a direct wholly owned subsidiary of PubCo, and (2) all shareholders of CUBEBIO shall transfer their respective common shares of CUBEBIO to CHL Korea Exchange Sub, Ltd. (the “Exchange Sub”), a corporation to be organized under the laws of Korea and a wholly owned subsidiary of PubCo, in exchange for the right to receive PubCo Ordinary Shares, as defined in the Business Combination Agreement (the “Share Swap” and collectively with the SPAC Merger the “Business Combination”).

The Company’s Charter provides that the Company has until November 16, 2025(the “Termination Date”) to complete a Business Combination. The Company’s management believes that it cannot close the Business Combination before November 16, 2025. The only way to extend the time for the Company to complete the Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

The Company is working towards completing the Business Combination. The Company’s management believes that it can close the Business Combination before November 16, 2026. If the Extension Amendment is approved, the Company will have the Combination Period extended to November 16, 2026 (the “Extended Date”).

If the Extension Amendment is not approved, or if the Extension Amendment is approved and the Extension Amendment is implemented, but the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

The purpose of the Adjournment Proposal is to authorize the Chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Annual Meeting deems it necessary or appropriate.

Each of the Extension Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Date.

In connection with the Extension Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $1.19 million of marketable securities as of October 7, 2025. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 2,173,000 shares of common stock which include (i) 1,725,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”), (ii) 225,000 shares of common stock held by our Sponsor upon conversion of certain promissory notes held by the Sponsor into common stock at $4.00 per share, and (iii) 223,000 shares of common stock that make part of the private placement units, which we refer to as the “Private Units,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or October 31, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of October 7, 2025, there was approximately $1.19 million in the Trust Account, and the estimated redemption price is approximately $11.77 per share, before deducting estimated taxes payable. The last closing price of $11.55 per share of Mountain Crest Common Stock on the OTC Market prior to October 7, 2025. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Proposal is not approved and we do not consummate a Business Combination by November 16, 2025, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

The Company’s common stock and public rights are quoted on the OTC Market. As a result, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	the Company may be deemed a less attractive merger partner for a target company or business.

We also note that the Company’s securities being quoted on the OTC Market may affect the Company’s ability to consummate its planned Business Combination with CUBEBIO. We note that under the Business Combination Agreement, the Company’s maintaining its listing on the Nasdaq Stock Market is not a condition precedent to closing of the Business Combination, however, the listing of the post Business Combination combined company’s securities on Nasdaq is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, like the minimum per share bid price and the market value of unrestricted publicly held shares.

Since our securities are not listed on a National exchange, our securities are considered to be subject to the “penny stock” rules. The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public rights are no longer listed on Nasdaq, these securities do not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Proposal. Notwithstanding stockholder approval of the Extension Amendment, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on October 7, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed herewith is the Proxy Statement containing detailed information concerning the proposals at the Annual Meeting, a form of proxy to vote and a copy of the Company’s Annual Report of Form 10-K for the year ended December 31, 2024. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Suying Liu
Suying Liu
Chief Executive Officer
October 14, 2025

MOUNTAIN CREST ACQUISITION CORP. V

524 Broadway, 11th Floor

New York, NY 10012

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 4, 2025

October 14, 2025

To the Stockholders of Mountain Crest Acquisition Corp. V:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Mountain Crest Acquisition Corp. V (“Mountain Crest,” the “Company” or “we”), a Delaware corporation, will be held on November 4, 2025, at 11:00 a.m. Eastern Time. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. V Virtual Shareholder Meeting Information:

Meeting Date: November 4, 2025

Meeting Time: 11:00 a.m. Eastern Time

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitionv/2025

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 8363020#

The purpose of the Annual Meeting will be to consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination to November 16, 2026, by revising paragraph E of Article Sixth of the Charter (the “Extension Amendment”). We refer to this proposal as the “Extension Proposal”. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to elect Suying Liu as the Class III director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

3.	Proposal 3 — A proposal to ratify the appointment of WWC, P.C., as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Proposal”); and

4.	Proposal 4 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

5.	To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on October 7, 2025 as the record date for the Annual Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Suying Liu
Chief Executive Officer

New York, New York
October 14, 2025

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 4, 2025. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/mcacquisitionv/2025.

MOUNTAIN CREST ACQUISITION CORP. V

524 Broadway, 11th Floor

New York, NY 10012

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 4, 2025

FIRST MAILED ON OR ABOUT OCTOBER 14, 2025

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Mountain Crest Acquisition Corp. V (the “Company,” or “we”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held on November 4, 2025 at 11a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Annual Meeting, and any adjournments or postponements thereof, as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. V Virtual Shareholder Meeting Information:

Meeting Date: November 4, 2025

Meeting Time: 11:00 a.m. Eastern Time

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitionv/2025

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 8363020#

The principal executive office of the Company is 524 Broadway, 11th Floor, New York, NY 10012 and its telephone number, including area code, is (646) 493-6558.

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward- looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward- looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of a Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company following the announcement of the termination of a Business Combination Agreement; (3) the inability to complete any Business Combination, including due to failure to obtain approval of the stockholders of any target and the Company, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of any Business Combination agreement or could otherwise cause the transaction to fail to close; (5) the inability to obtain the listing of combined company’s ordinary shares on any stock exchange following a Business Combination; (6) the risk that the any Business Combination disrupts current plans and operations as a result of the announcement and consummation of a Business Combination; (7) the ability to recognize the anticipated benefits of a Business Combination, which may be affected by, among other things, competition, the ability of any target to grow and manage growth profitably, and retain its key employees; (8) costs related to any Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that any target or the Company may be adversely affected by other economic, business, and/or competitive factors; (11) risks relating to the uncertainty of the projected financial information with respect to any target; (12) risks related to the organic and inorganic growth of any target’s business and the timing of expected business milestones; (13) the amount of redemption requests made by the Company’s stockholders; (14) the inability to contemplate any private placement; and (15) other risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering and the Registration Statement relating to the any Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination to November 16, 2026, by revising paragraph E of Article Sixth of the Charter (the “Extension Amendment”). We refer to this proposal as the “Extension Proposal”. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to elect Suying Liu as the Class III director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

3.	Proposal 3 — A proposal to ratify the appointment of WWC, P.C., as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Proposal”); and

4.	Proposal 4 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”);

5.	To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

As previously announced, on August 29, 2024, the Company entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and between the Company and CUBEBIO Co., Ltd., a corporation organized under the laws of Korea (the “CUBEBIO”), pursuant to which the following transactions will occur: (1) CHL SPAC Merger Sub, Inc. (the “SPAC Merger Sub”), a corporation to be formed in Delaware and a wholly owned subsidiary of CubeBio Holdings Limited, an exempted company to be formed in the Cayman Islands (“PubCo”), will be merged with and into the Company with the Company being the surviving entity (the “SPAC Merger”) as a direct wholly owned subsidiary of PubCo, and (2) all shareholders of CUBEBIO shall transfer their respective common shares of CUBEBIO to CHL Korea Exchange Sub, Ltd. (the “Exchange Sub”), a corporation to be organized under the laws of Korea and a wholly owned subsidiary of PubCo, in exchange for the right to receive PubCo Ordinary Shares, as defined in the Business Combination Agreement (the “Share Swap” and collectively with the SPAC Merger the “Business Combination”).

The Company’s Charter provides that the Company has until November 16, 2025 (the “Termination Date”) to complete a Business Combination. The Company’s management believes that it cannot close the Business Combination before November 16, 2025. The only way to extend the time for the Company to complete the Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

The Company is working towards completing the Business Combination. The Company’s management believes that it can close the Business Combination before November 16, 2025 (i.e., the end of the Combination Period). If the Extension Amendment is approved, the Company will have the Combination Period will be extended to November 16, 2025 (the “Extended Date”).

If the Extension Amendment is not approved, or if the Extension Amendment is approved and the Extension Amendment is implemented, but the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

The Company’s common stock and public rights are quoted on the OTC Market. As a result, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	the Company may be deemed a less attractive merger partner for a target company or business.

We also note that the Company’s securities being quoted on the OTC Market may affect the Company’s ability to consummate its planned Business Combination with CUBEBIO. We note that under the Business Combination Agreement, the Company’s maintaining its listing on the Nasdaq Stock Market is not a condition precedent to closing of the Business Combination, however, the listing of the post Business Combination combined company’s securities on Nasdaq is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, like the minimum per share bid price and the market value of unrestricted publicly held shares.

Since our securities are not listed on a National exchange, our securities are considered to be subject to the “penny stock” rules. The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public rights are no longer listed on Nasdaq, these securities do not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

The purpose of the Director Proposal is to re-elect Suying Liu to serve as director of the Company until the 2028 annual meeting of Shareholders and until his respective successor has been elected and has qualified, or until his earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

The purpose of the Auditor Proposal is to ratify the Audit Committee’s appointment of WWC, P.C. as the Company’s independent registered public accounting firm, to audit and comment on our financial statements for the year ending December 31, 2025, and to conduct whatever audit functions are deemed necessary.

The purpose of the Adjournment Proposal is to authorize the Chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Annual Meeting deems it necessary or appropriate.

Each of the Extension Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Date.

In connection with the Extension Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $1.19 million of marketable securities as of October 7, 2025. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of (i) 1,725,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”), (ii) 225,000 shares of common stock held by our Sponsor upon conversion of certain promissory notes held by the Sponsor into common stock at $4.00 per share, and (iii) 223,000 shares of common stock that make part of the private placement units, which we refer to as the “Private Units,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or October 31, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of October 7, 2025, there was approximately $1.19 million in the Trust Account, and the estimated redemption price is approximately $11.77 per share, before deducting estimated taxes payable. The last closing price of $11.55 per share of Mountain Crest Common Stock on the OTC Market prior to October 7, 2025. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Proposal and the Adjournment Proposal are not approved and we do not consummate a Business Combination by November 16, 2025, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Proposal. Notwithstanding stockholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on October 7, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on October 7, 2025 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Annual Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to mail this Proxy Statement and the enclosed proxy card to our stockholders on or about October 16, 2025.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is 2,902,004, assuming no shares will be redeemed at the Merger Meeting. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 1,451,002 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non- routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Director) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Auditor) is a matter that we believe will be considered “routine.”

Proposal 4 (Adjournment) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on these proposals except Proposal 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares	No
Director	Majority of outstanding shares	No
Auditor	Majority of outstanding shares	Yes
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	No

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of these proposals.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Extension Proposal are approved and the Company extends the Combination Period to November 16, 2025, no redemption amount will be added to the Trust Account.

●

As of today, Mountain Crest Global Holdings LLC (the “Sponsor”) has made an interest-free loan in the aggregate amount of $1,070,000 to the Company. The loan will be repaid at the closing of the Business Combination, and therefore, funds available to the post-combination company will be reduced by that same amount. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights” below).

●	Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $1.19 million of marketable securities as of October 7, 2025.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	On April 8, 2021, Mountain Crest’s insiders, including the Sponsor, purchased an aggregate of 1,437,500 shares of Mountain Crest Common Stock for an aggregate purchase price of $25,000. On November 2, 2021, Mountain Crest declared a 20% stock dividend on each insider share thereby increasing the number of issued and outstanding Founder Shares to 1,725,000. If Mountain Crest does not consummate a Business Combination by November 16, 2025, or November 16, 2026 if the Extension Proposal are approved, the Mountain Crest will be required to dissolve and liquidate. In such event, the 1,725,000 shares of Mountain Crest Common Stock held by the Initial Stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. The 1,725,000 shares of Mountain Crest Common Stock had an aggregate market value of approximately $19.9 million based on the last closing price of $11.55 per share of Common Stock on the OTC Market prior to October 7, 2025.

●	On November 16, 2021, simultaneously with the closing of the IPO, Mountain Crest consummated a private placement for an aggregate of 205,000 units (the “Private Units”), at a price of $10.00 per Private Unit, generating total proceeds of $2,050,000. On November 18, 2021, simultaneously with the sale of the over-allotment units in the IPO, Mountain Crest consummated the private sale of an additional 18,000 Private Units to the Sponsor. If Mountain Crest does not consummate a Business Combination by November 16, 2025, or November 16, 2026 if the Extension Proposal are approved, Mountain Crest will be required to dissolve. In such event, the 223,000 Private Units purchased by the Sponsor for a total purchase price of $2,230,000, will be worthless. Such Private Units had an aggregate market value of approximately $2.4 million based on the last closing price of Mountain Crest public units of $10.92 on the OTC Market prior to October 7, 2025.

●	On September 13, 2023, as approved by the Company’s audit committee, the Company entered into the a note conversion agreement with the Sponsor (the “February 2023 Note Conversion Agreement”), to convert the a $300,000 promissory noted, dated February 13, 2023 (the “February 2023 Note”) into 75,000 shares of the Company’s Common Stock at a conversion price of $4:00 per share. On April 15, 2024, as approved by the Company’s audit committee, the Company entered into the a note conversion agreement with the Sponsor (the “April 2024 Note Conversion Agreement”), to convert the a $600,000 under (i) a promissory noted, dated October 30, 2023 (the “October 2023 Note”) and (ii) a promissory noted, dated April 3, 2024 (the “April 2024 Note”). If Mountain Crest does not consummate a Business Combination by November 16, 2025, or November 16, 2026 if the Extension Proposal are approved, Mountain Crest will be required to dissolve. In such event, the 225,000 shares of Common Stock held by based on the conversion of a principal loan amount of $900,000, will be worthless. The 225,000 shares of Mountain Crest Common Stock had an aggregate market value of approximately $2.6 million based on the last closing price of $11.55 per share of Mountain Crest Common Stock on the OTC Market prior to October 7, 2025.

●	If the Extension Amendment is approved, our Sponsor may loan Mountain Crest the Extension Payment to deposit in the Trust Account as an interest-free loan to be repaid by us upon consummation of a Business Combination. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of a Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in the Company’s stockholders’ best interests.

●	The Sponsor will benefit from the completion of a Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Only if a Business Combination is completed by November 16, 2025, or November 16, 2026 if the Extension Proposal are approved, Mountain Crest’s officers and directors, the Sponsor and its affiliates will be reimbursed for any reasonable fees and out-of-pocket expenses incurred in connection with activities on Mountain Crest’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations (including a Business Combination). As of October 7, 2025, an aggregate of $0 had been incurred or accrued in respect of such expense reimbursement obligation.

●	Unless Stock Escrow Agreement dated as of November 12, 2021, entered into by and among Mountain Crest, Mountain Crest’s initial stockholders and Continental as the escrow agent (the “Stock Escrow Agreement”) is terminated, with certain limited exceptions, 50% of the Company’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial Business Combination and the date the closing price of our Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial Business Combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial Business Combination or earlier in either case if, subsequent to our initial Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of Common Stock for cash, securities or other property;

●	In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, Mountain Crest’s insiders, officers and directors or their affiliates may, but are not obligated to, loan Mountain Crest funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. If Mountain Crest completes a Business Combination, Mountain Crest may repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that a Business Combination does not close, Mountain Crest may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from Mountain Crest’s Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into private units, at a price of $10.00 per Unit, at the option of the lender. These private units would be identical to the Private Units. As of October 7, 2025, the Sponsor advanced Mountain Crest an aggregate of $1,070,000, as an interest free loan under a promissory notes, dated April 30, 2024, August 14, 2024 and April 25, 2025with a maximum principal amount of $1,300,000.

●	If a Business Combination is not completed, the Sponsor will lose an aggregate of approximately $258.8 million, comprised of the following:

●	approximately $19.8 million (based on the last closing price of $11.55 per share of Mountain Crest Common Stock on the OTC Market prior to October 7, 2025) of the 1,717,800 Founder Shares it holds;

●	approximately $2.6 million (based on the last closing price of $11.55 per share of Mountain Crest Common Stock on the OTC Market prior to October 7, 2025) of the 225,000 issued upon conversion of certain promissory notes held by the Sponsor into common stock at $4.00 per share;

●	approximately $2.4 million (based on the last closing price of $10.92 per public unit on the OTC Market prior to October 7, 2025) of the 223,000 Private Units it holds;

●	repayment of an interest-free loan of $1,070,000, which will be forgiven, except to the extent of any funds held outside of the Trust Account, by the Sponsor or its affiliates if Mountain Crest is unable to consummate a Business Combination during the Combination Period.

●	At a special meeting of stockholders held on December 20, 2022, Mountain Crest’s stockholders approved an amendment to Mountain Crest’s Amended and Restated Certificate of Incorporation (the “First Extension Proposal”) and an amendment to the Investment Management Trust Agreement with Continental Stock Transfer & Trust Company, dated November 12, 2021 (the “Trust Amendment Proposal”), giving Mountain Crest the right to extend the Combination Period for a period of 3 months from February 16, 2023 to May 16, 2023 and to the extent Mountain Crest’s Amended and Restated Certificate of Incorporation is amended to extend the Combination Period, by depositing into the Trust Account $300,000, upon five days’ advance notice prior to February 16, 2023. We refer to the amendments to the certificate of incorporation and to the Trust Agreement collectively as the “Initial Extension Amendments.” As a result of the Initial Extension Amendments, public stockholders forfeited their right to receive $690,000 under the original trust agreement entered into in connection with Mountain Crest’s IPO, if Mountain Crest seeks to extend the Combination Period for three months, but does not consummate a Business Combination. In connection with the stockholders’ vote at the special meeting of stockholders held by the Company on December 20, 2022, 4,965,892 shares were tendered for redemption.

●	As a result of the Initial Extension Amendments, the Sponsor was no longer required to deposit into the Trust Account $690,000 prior to the three-month extension and this amount will not be repaid if a Business Combination is not consummated to the extent fund is not available outside of the Trust Account.

●	As a result of the Initial Extension Amendments, Mountain Crest has extended the Combination Period to May 16, 2023, by depositing $300,000 into the Trust Account for the benefit of the public stockholders for the extension. The additional amount added to the Trust Account was reduced from what was included in Mountain Crest’s IPO prospectus, which was $0.10 per share to approximately $0.05 per share.

●	As a result of the Initial Extension Amendments, the Sponsor has contributed to Mountain Crest $300,000 in an interest-free loan for the extension of the Combination Period. If the Initial Extension Amendments were not adopted, the Sponsor would be expected to deposit into the Trust Account $690,000 in an interest-free loan. Since both loans will become payable only after Closing of a Business Combination, the Sponsor will lose repayment of the $300,000 loan if a Business Combination is not completed after the extension. No funds from the Trust Account would be used to repay such loan in the event of Mountain Crest’s liquidation.

●	At a special meeting of stockholders held on May 12, 2023, Mountain Crest’s stockholders approved an amendment (the “Second Extension Amendment”) to the Company’s Charter, giving the Company the right to extend Combination Period from May 16, 2023 to February 16, 2024. In connection with the Second Extension Amendment, stockholders holding 1,405,134 shares of redeemable Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account.

●	In connection with the Second Extension Amendment, Mountain Crest extended the Combination Period to February 16, 2024, without depositing any funds into the Trust Account for the benefit of the public stockholders for the extension.

●	At an annual meeting of stockholders held on August 21, 2023, Mountain Crest’s stockholders approved an amendment (the “Third Extension Amendment”) to the Company’s Charter, which among other things, modified the terms and extended the Combination Period to November 16, 2024, provided that the Company deposits into the Trust Account an amount equal to $0.10 per outstanding Public Share for each three-month extension commencing on November 17, 2023 by revising paragraph E of Article Sixth of the Charter. In connection with the stockholders’ vote at the annual meeting of stockholders held by the Company on August 21, 2023, 9,653 shares were tendered for redemption.

●	In connection with the Third Extension Amendment, Mountain Crest has extended the Combination Period to November 16, 2024, by depositing $207,728 into the Trust Account for the benefit of the public stockholders for the extension.

●	At an annual meeting of stockholders held on November 8, 2024, Mountain Crest’s stockholders approved an amendment (the “Fourth Extension Amendment”) to the Company’s Charter, which among other things, modified the terms and extended the Combination Period to November 16, 2025, by revising paragraph E of Article Sixth of the Charter. In connection with the stockholders’ vote at the annual meeting of stockholders held by the Company on November 8, 2024, 418,217 shares were tendered for redemption.

●	In connection with the Fourth Extension Amendment, Mountain Crest has extended the Combination Period to November 16, 2025.

Additionally, if the Extension Proposal is approved and the Extension Amendment is implemented and the Company consummates a Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Since our securities are not listed on a National exchange, our securities are considered to be subject to the “penny stock” rules. This may adversely affect the liquidity and trading of our securities and may impact our ability to complete a business combination.

The Company’s common stock and public rights are quoted on the OTC Market. As a result, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	the Company may be deemed a less attractive merger partner for a target company or business.

We also note that the Company’s securities being quoted on the OTC Market may affect the Company’s ability to consummate its planned Business Combination with CUBEBIO. We note that under the Business Combination Agreement, the Company’s maintaining its listing on the Nasdaq Stock Market is not a condition precedent to closing of the Business Combination, however, the listing of the post Business Combination combined company’s securities on Nasdaq is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, like the minimum per share bid price and the market value of unrestricted publicly held shares.

Since our securities are not listed on a National exchange, our securities are considered to be subject to the “penny stock” rules. The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public rights are no longer listed on Nasdaq, these securities do not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

We may not be able to complete a Business Combination with a U.S. target company since such initial Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

One of our directors is a citizen of a country other than the United States. While we believe that the nature of the Company’s business should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that a Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If a Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial Business Combination. If we cannot complete our initial Business Combination by November 16, 2025 (or November 16, 2026 if the Extension Proposal are approved by the shareholders and the Company extends the Combination Period to the fullest extent) because the review process drags on beyond such timeframe or because our initial Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Mountain Crest may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of Mountain Crest Common Stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because Mountain Crest is a Delaware corporation and because its securities trade on OTC Market, Mountain Crest is a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of Mountain Crest Common Stock after December 31, 2022, including redemptions in connection with a Business Combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by Mountain Crest in connection with a Business Combination transaction (including any PIPE transaction at the time of a Business Combination), as well as any other issuances of securities not in connection with a Business Combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension vote or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with Mountain Crest less appealing to potential Business Combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We shall not be permitted to use the proceeds placed in the Trust Account and the interests earned thereon to pay any excise taxes imposed under the IR Act on any redemptions or stock buybacks by the Company. In the event an Excise Tax is imposed on us pursuant to the IR Act in relation to a redemption of securities as described in the registration statement or otherwise, and such tax has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax, our Sponsor agrees to promptly (but in any event sufficiently prior to the due date for such tax to assure timely payment thereof) either directly pay such tax on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax timely. Our Sponsor agrees not to seek recourse from the Trust Account for such tax payment.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●	You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Proposal and the Adjournment Proposal.

●	You can attend the Annual Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Annual Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. V, 524 Broadway, 11th Floor, New York, NY 10012; Attention: Secretary, or call the Company promptly at (646) 493-6558.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. V, 524 Broadway, 11th Floor, New York, NY 10012; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Annual Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Annual Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $1.19 million on October 7, 2025, the estimated per share conversion price would have been approximately $11.77 (including interest earned through October 7, 2025, but before deducting estimated taxes payable).

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on October 31, 2025 (two business days before the Annual Meeting) that we convert your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Annual Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our Common Stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Common Stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Annual Meeting (assuming the Extension Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Proposal are not approved and we do not consummate a Business Combination by November 16, 2025, we will be required to dissolve and liquidate our Trust Account by returning then remaining funds in such account to the public stockholders and our rights to purchase Common Stock will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public rights prior to exercising conversion rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 3,320,221 shares of the Company’s Common Stock issued and outstanding as of the date of this Proxy Statement, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial Business Combination.

The following table sets forth as of October 7, 2025 the number of shares of Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of Common Stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of October 7, 2025, we had 2,902,004 shares of Common Stock issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record of beneficial rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Suying Liu(2)	2,065,800	71.19%
Nelson Haight	2,400	*
Todd T. Milbourn	2,400	*
Wenhua Zhang	2,400	*
All directors and executive officers as a group (4 individuals)	2,073,000	71.43%
Mountain Crest Global Holdings LLC(2)	2,065,800	71.19%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Mountain Crest Acquisition Corp. V, 524 Broadway 11th Floor, New York, NY.
(2)	Suying Liu has voting and dispositive power over the shares owned by the Sponsor.

All of the founder shares issued pursuant to our IPO are placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the founder shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the founder shares, one year after the date of our consummation of the initial business combination, or earlier, in either case, if, subsequent to the initial business combination, we consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders having the right to exchange their shares of common stock for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) among our initial stockholders or to our initial stockholders’ members, officers, directors, consultants or their affiliates, (ii) to a holder’s stockholders or members upon its liquidation, (iii) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is the holder or a member of the holder’s immediate family, for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the founder shares.

Our insiders, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. The units would consist of one share of our common stock and one right, which common stock and rights would be identical to the common stock and rights included in the private units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no other proceeds from our trust account would be used for such repayment.

Risks Related to Being Deemed an Investment Company

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Initial Business Combination and liquidate the Company.

The Company could potentially be subject to the Investment Company Act and the regulations thereunder. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete a Business Combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to convert all of the assets held in the Trust Account into cash prior to November 12, 2023, and hold the funds in the Trust Account in cash until the earlier of the consummation of the Initial Business Combination or our liquidation. As a result, following the conversion of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. The fact that the funds in our Trust Account have been held in securities makes it more likely that we could be deemed to be an unregistered investment company than other special purpose acquisition companies that hold their trust account funds solely in cash.

The Company’s IPO registration statement became effective on November 12, 2021. In order to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, the Company intends to convert all of the assets held in the Trust Account into cash prior to November 12, 2023 to ensure that the Company does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Following such conversion, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to convert the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the Trust Account are held in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

PROPOSAL 1 — THE EXTENSION PROPOSAL

This is a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) to extend the date by which the Company has to consummate a Business Combination to November 16, 2026. We refer to these proposals as the “Extension Proposal.” All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

If the Extension Proposal are not approved or if the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

As previously announced, on August 29, 2024, the Company entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and between the Company and CUBEBIO Co., Ltd., a corporation organized under the laws of Korea (the “CUBEBIO”), pursuant to which the following transactions will occur: (1) CHL SPAC Merger Sub, Inc. (the “SPAC Merger Sub”), a corporation to be formed in Delaware and a wholly owned subsidiary of CubeBio Holdings Limited, an exempted company to be formed in the Cayman Islands (“PubCo”), will be merged with and into the Company with the Company being the surviving entity (the “SPAC Merger”) as a direct wholly owned subsidiary of PubCo, and (2) all shareholders of CUBEBIO shall transfer their respective common shares of CUBEBIO to CHL Korea Exchange Sub, Ltd. (the “Exchange Sub”), a corporation to be organized under the laws of Korea and a wholly owned subsidiary of PubCo, in exchange for the right to receive PubCo Ordinary Shares, as defined in the Business Combination Agreement (the “Share Swap” and collectively with the SPAC Merger the “Business Combination”).

The Company’s Charter provides that the Company has until November 16, 2025 (the “Termination Date”) to complete a Business Combination. The Company’s management believes that it cannot close the Business Combination before November 16, 2025. The only way to extend the time for the Company to complete the Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

The Company is working towards completing the Business Combination. The Company’s management believes that it can close the Business Combination before November 16, 2026 (i.e., the end of the Combination Period). If the Extension Amendment is approved, the Company will have the Combination Period will be extended to November 16, 2025 (the “Extended Date”).

If the Extension Amendment is not approved, or if the Extension Amendment is approved and the Extension Amendment is implemented, but the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

The purpose of the Adjournment Proposal is to authorize the Chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Annual Meeting deems it necessary or appropriate.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

In connection with the Extension Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $1.19 million of marketable securities as of October 7, 2025. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of (i) 1,725,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”), (ii) 225,000 shares of common stock held by our Sponsor upon conversion of certain promissory notes held by the Sponsor into common stock at $4.00 per share, and (iii) 223,000 shares of common stock that make part of the private placement units, which we refer to as the “Private Units,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or October 31, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of October 7, 2025, there was approximately $1.19 million in the Trust Account, and the estimated redemption price is approximately $11.77 per share, before deducting estimated taxes payable. The last closing price of $11.55 per share of Mountain Crest Common Stock on the OTC Market prior to October 7, 2025. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Proposal and the Adjournment Proposal are not approved and we do not consummate a Business Combination by November 16, 2025, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

If the Extension Proposal is approved, the Company will file the Extension Amendment with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date and make the other amendments contained therein. The Company will remain a reporting company under the Exchange Act and its units, Common Stock and rights will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares, will be required to approve the Extension Proposal. The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the Combination Period, to consummate the Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. Notwithstanding stockholder approval of the Extension Amendment, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Our Board has fixed the close of business on October 7, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournments or postponements thereof.

You are not being asked to vote on any Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Date.

Recommendation

The Company’s Board recommends that you vote “FOR” the Extension Proposal.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND
CERTAIN CONTROL PERSONS

Insider Shares

On April 8, 2021, the Company issued 1,437,500 shares of common stock (the “Insider Shares”) to the Sponsor for an aggregate purchase price of $25,000. The 1,437,500 Insider Shares included an aggregate of up to 187,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the IPO (assuming the Sponsor did not purchase any Public Shares in the IPO and excluding the Private Shares). In connection with the increase in the size of the IPO on November 2, 2021, the Company declared a 20% stock dividend on each Insider Share thereby increasing the number of issued and outstanding Insider Share to 1,725,000, including up to an aggregate of 225,000 shares of common stock subject to forfeiture by the insiders to the extent that the underwriters’ over-allotment option was not exercised in full or in part. The stock dividend was considered in substance a recapitalization transaction, which was recorded and presented retroactively. As a result of the underwriters’ election to fully exercise their over-allotment option on November 18, 2021, a total of 225,000 Insider Shares are no longer subject to forfeiture.

Promissory Note - Related Party

On April 9, 2021, the Sponsor agreed to loan the Company an aggregate of up to $500,000 to cover expenses related to the IPO pursuant to a promissory note. This note was non-interest bearing and payable on the completion of the closing of the IPO. The note was paid in full on November 16, 2021. The Company can no longer borrow against this note.

Pursuant to the stockholders’ approval at the Annual Meeting of stockholders held on December 20, 2022, the Company (1) filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on December 20, 2022, giving the Company the right to extend the Business Combination Period from February 16, 2023 to May 16, 2023 and (2) entered into an amendment to the Investment Management Trust Agreement, dated as of November 12, 2021, with Continental Stock Transfer & Trust Company, on December 20, 2022. The trust amendment provides that the Company may extend the Business Combination Period by depositing $300,000 into the trust account. On February 15, 2023, the Company extended the Business Combination Period from February 16, 2023 to May 16, 2023 by depositing $300,000 into the trust account.

The $300,000 was loaned to the Company by the Sponsor. On February 15, 2023, the Company issued a non-interest bearing, unsecured promissory note in the aggregate principal amount of $300,000 to the Sponsor. Pursuant to the note, the Sponsor loaned the Company an aggregate amount of $300,000 that is due and payable upon its consummation of an initial business combination with a target business. The note will either be paid upon consummation of the Company’s initial business combination, or, at the Sponsor’s discretion, converted upon consummation of its business combination into private units at a price of $10.00 per unit. The loan will be forgiven, except to the extent of any funds held outside of the trust account, by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination during the Business Combination Period.

Administrative Support Agreement

The Company agreed, commencing on November 12, 2021, to pay the Sponsor, affiliates, or advisors a total of up to $10,000 per month for office space, utilities, out of pocket expenses, and secretarial and administrative support. The arrangement will terminate upon the earlier of the Company’s consummation of a Business Combination or its liquidation. For the year ended December 31, 2022, the Company incurred and paid $120,000 in fees for these services. For the period from April 8, 2021 (inception) through December 31, 2021, the Company incurred and paid $20,000 in fees for these services.

Underwriting Agreement

The Company granted the underwriters a 45-day option from the date of the IPO to purchase up to 900,000 additional Units to cover over-allotments. On November 18, 2021, the underwriter’s elected to fully exercise the over-allotment option to purchase an additional 900,000 Units at a price of $10.00 per Public Share (see Note 8).

The Company paid an underwriting fee of $0.20 per Unit, or $1,380,000, in total which includes the fee due upon the full exercise of the underwriters’ over-allotment option.

The underwriters are entitled to a deferred fee of $0.30 per unit, or $2,070,000 due to the option to fully exercise their overallotment on November 18, 2021, in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Representative Shares

On November 16, 2021, the Company issued to the underwriter and/or its designees 177,900 shares of common stock (the “Representative Shares”). The Company accounted for the Representative Shares as an expense of the IPO, resulting in a charge directly to stockholder’s equity. The Company estimated the fair value of Representative Shares to be $1,383,617 based upon the offering price of the shares of $7.78 per share. The Representative Shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the effective date of the registration statement related to the IPO pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Pursuant to FINRA Rule 5110(g)(1), these securities will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statements related to the IPO, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the effective date of the registration statements related to the IPO except to any underwriter and selected dealer participating in the IPO and their bona fide officers or partners.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our shares of Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

DIRECTOR INDEPENDENCE

While not obligated to comply with Nasdaq proscribed governance standards we have chosen to comply with most of corporate governance standards proscribed by Nasdaq. Nasdaq listing standards require that within one year of the listing of our securities on the Nasdaq Global Market we have at least three independent directors and that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors had determined that Nelson Haight, Dr. Todd Milbourn and Wenhua Zhang are “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

We will only enter into a business combination if it is approved by a majority of our independent directors. Additionally, we will only enter into transactions with our officers and directors and their respective affiliates that are on terms no less favorable to us than could be obtained from independent parties. Any related-party transactions must be approved by our audit committee and a majority of disinterested directors.

Audit Committee

Our audit committee of the board of directors consists of Nelson Haight, Dr. Todd Milbourn and Wenhua Zhang, each of whom is an independent director. Dr. Todd Milbourn serves as chairman of the audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Expert on Audit Committee

The audit committee is composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, if we were listed on Nasdaq we would be obligated to certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Dr. Todd Milbourn qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

Our compensation committee of the board of directors consists of Nelson Haight, Dr. Todd Milbourn and Wenhua Zhang, each of whom is an independent director. Wenhua Zhang serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. Nelson Haight, Dr. Todd Milbourn and Wenhua Zhang will participate in the consideration and recommendation of director nominees. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next Annual Meeting of stockholders (or, if applicable, a Annual Meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

We may not have a compensation committee in place prior to the completion of our initial business combination. Any executive compensation matters that arise prior to the time we have a compensation committee in place will be determined by our independent directors. None of our directors who currently serve as members of our compensation committee is, or has at any time in the past been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any other entity that has one or more executive officers serving on our board of directors. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors of any other entity that has one or more executive officers serving on our compensation committee.

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to MOUNTAIN CREST ACQUISITION CORP. V, 524 Broadway, 11th Floor, New York, NY 10012; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. We currently pay our sponsor an aggregate fee of $10,000 per month for providing us with office space and certain administrative services. However, this arrangement is solely for our benefit and is not intended to provide our Chief Executive Officer compensation in lieu of a salary.

Our officers and directors will also receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all reimbursements made to our sponsor, officers, directors or their respective affiliates, with any interested director abstaining from such review and approval.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

PROPOSAL NO. 2 — THE Director PROPOSAL

Nominees for Director

Our board of directors has four members, three of whom are deemed “independent” under SEC and Nasdaq rules. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the second class of directors, consisting of Nelson Haight, will expire at our Annual Meeting of stockholders. The term of office of the third class of directors, consisting of Dr. Suying Liu, will expire at our 2025 annual meeting.

At the Annual Meeting, Suying Liu is up for re-election, with such director to serve until the 2028 annual meeting of Shareholders and until his successor has been elected and has qualified, or until his earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members of the Board.

If for some unforeseen reason the nominee is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each director, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Suying Liu	37	Chairman, Chief Executive Officer and Chief Financial Officer
Nelson Haight	60	Director
Todd Milbourn	56	Director
Wenhua Zhang	55	Director

The following is a summary of the biographical information of our director-nominee:

Dr. Suying Liu has been our Chairman, Chief Executive Officer and Chief Financial Officer since April 2021. Dr. Liu was a director of PLBY Group Inc. (Nasdaq: PLBY) from closing of its businesss combination with Mountain Crest Acquisition Corp. (Nasdaq: MCAC) in February 2021 until August 2021. He was the Chairman and Chief Executive Officer of Mountain Crest Acquisition Corp. from November 2019 until closed its business combination with PLBY Group, Inc. Dr. Liu was also a director of Better Therapeutics Inc. (Nasdaq: BTTX) in October 2021 to April 2023. He was the Chairman and Chief Executive Officer of Mountain Crest Acquisition Corp. II (Nasdaq: MCAD) from July 2020 to October 2021. Dr. Liu was also a director of Etao International Co., Ltd. (Nasdaq: ETAO) from February 2023 to March 2023. He was the Chairman, aChief Executive Officer and Chief Financial Officer of Mountain Crest Acquisition Corp. III (Nasdaq: MCAE) from March 2021 to February 2023. Dr. Liu was also a director of CH Auto Inc. from March 2024 to January 2025. He was the Chairman, Chief Executive Officer and Chief Financial Officer of Mountain Crest Acquisition IV (Nasdaq: MCAF) from March 2021 to March 2024. He served as the Head of Corporate Strategy of Hudson Capital Inc. (Nasdaq: HUSN) between May 2020 and September 2020, where he led the company’s strategic development for both general operations and specific growth areas. Between November 2018 and April 2020, Dr. Liu served as the Chief Strategist of Mansion Capital LLC, a privately-held real estate investment firm with brokerage and property management operations serving clients from both North America and Asia for their investments in the U.S. real estate market. Prior to joining Mansion Capital, Dr. Liu was an investment strategist at J.P. Morgan Chase & Co. from July 2015 to October 2018, providing investment strategies to major Wall Street institutions spanning private equity, hedge funds and insurance companies, with a primary focus in commercial mortgages. Dr. Liu began his career in academia, teaching a variety of degree programs from bachelor’s to executive education at Washington University Olin Business School between January 2013 and May 2015 while completing his doctoral studies, for which he received a PhD in finance in May 2015. Dr. Liu obtained a master’s in finance in December 2012 and his BA in economics and mathematics summa cum laude in May 2010 from Washington University in St. Louis.

Other directors:

Mr. Nelson Haight has been a member of our board of directors since April 2021. He served as a member of the board of directors of Mountain Crest Acquisition Corp (Nasdaq: MCAC) from January 2020 to February 2021. He served as a member of the board of directors of Mountain Crest Acquisition Corp. II (Nasdaq: MCAD) from October 2020 to October 2021. He served as a member of the board of directors of Mountain Crest Acquisition Corp. III (Nasdaq: MCAE) from March 2021 to February 2023. He also served as a member of the board of directors of Mountain Crest Acquisition Corp. IV (Nasdaq: MCAF) from March 2021 to March 2024. A veteran in the oil and gas industry with over 30 years of professional experience, Mr. Haight currently serves as Senior Vice President, Chief Financial Officer and Treasurer for Key Energy Services, Inc., which he joined in June 2020. From September 2019 to June 2020, Mr. Haight was the interim Chief Financial Officer for Element Markets, LLC, an environmental commodities firm. From November 2018 to June 2019, Mr. Haight was the interim Chief Financial Officer for Epic Companies, LLC, a family office backed oilfield service company. Epic Companies filed for bankruptcy in August 2019. Between July 2017 and September 2018, Mr. Haight was the Chief Financial Officer of Castleton Resources, LLC, a privately held exploration and production company. From December 2011 to July 2017, Mr. Haight served in various capacities from Vice President to Chief Financial Officer at Midstates Petroleum Company, Inc., an exploration and production company founded in 1993 and focused on the application of modern drilling and completion techniques to oil/liquids-prone resources in previously discovered yet underdeveloped hydrocarbon trends. In 2015, Mr. Haight led the team that raised $625 million in new capital for Midstates Petroleum. Midstates Petroleum filed for Chapter 11 bankruptcy in April 2016, and Mr. Haight was instrumental in its successful reorganization and emergence from bankruptcy in October 2016. Mr. Haight received an MPA and BBA from the University of Texas at Austin in May 1988 and is a Certified Public Accountant and member of the American Institute of Certified Public Accountants.

Dr. Todd Milbourn has been a member of our board of directors since April 2021. He served as a member of the board of directors of Mountain Crest Acquisition Corp (Nasdaq: MCAC) from January 2020 to February 2021. He served as a member of the board of directors of Mountain Crest Acquisition Corp. II (Nasdaq: MCAD) from October 2020 to October 2021. He served as a member of the board of directors of Mountain Crest Acquisition Corp. III (Nasdaq: MCAE) from March 2021 to February 2023. Healso served as a member of the board of directors of Mountain Crest Acquisition Corp. IV (Nasdaq: MCAF) March 2021 to March 2024. Dr. Milbourn is the Vice Dean and Hubert C. and Dorothy R. Moog Professor of Finance at Washington University Olin Business School, where he has researched and built academic programs in the areas of corporate finance, executive compensation and credit ratings since June 2000. With expertise on valuation, corporate finance, corporate governance, executive compensation and corporate risk-taking, Dr. Milbourn has been retained as an expert by private firms as well as the U.S. Department of Justice in cases related to fair rates of return, breach of contract damages and executive compensation programs, among others. Dr. Milbourn is also the Director and Chair of the Audit Committee of the Xanthus Fund at Oppenheimer, an asset management company with over 1,000 financial advisors and more than $90 billion assets under administration. Dr. Milbourn obtained his PhD in finance from Indiana University Kelly School of Business in December 1995 and BA in economics and mathematics from Augustana College in May 1991.

Mr. Wenhua Zhang has been a member of our board of directors since April 2021. He served as a member of the board of directors of Mountain Crest Acquisition Corp (Nasdaq: MCAC) from January 2020 to February 2021. He served as a member of the board of directors of Mountain Crest Acquisition Corp. II (Nasdaq: MCAD) from October 2020 to October 2021. He served as a member of the board of directors of Mountain Crest Acquisition Corp. III (Nasdaq: MCAE) from March 2021 to February 2023. Healso served as a member of the board of directors of Mountain Crest Acquisition Corp. IV (Nasdaq: MCAF) from March 2021 to March 2024. Mr. Zhang has been a Partner at Azia Capital Fund LP, a private investment firm, since October 2014. Mr. Zhang began his career in the financial industry as the Vice President of Equity Research in the technology, media and telecom sector with T. Rowe Price from August 2001 to May 2008, and later joined Bain Capital as Director of the Brookside Fund, a long short equity investments fund, between July 2008 and December 2010. From February 2011 to August 2012, Mr. Zhang was Senior Vice President and Portfolio Manager at Harvard Management Company, a wholly owned subsidiary of Harvard University charged with managing the university’s endowment assets, and then as Partner and Portfolio Manager at Newport Asia LLC between October 2012 and October 2014, investing in Asia’s high-growth companies on behalf of clients from institutions, endowments, and family offices. Mr. Zhang received an MBA with dual majors in finance and technology innovation from the Wharton School at the University of Pennsylvania in May 2001.

Term of Office

If elected, the director-nominee will serve for a three-year term until the 2028 Annual Meeting of Shareholders and until his respective successor has been elected and has qualified, or until his earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

Approval of the Director Proposal requires a plurality of the eligible votes cast is required to elect the director nominee, and as such, the nominee who receives the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on the Director Proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal presented at the Annual Meeting.

The Board recommends a vote FOR the election of all of the above director nominee.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND
CERTAIN CONTROL PERSONS

Insider Shares

On April 8, 2021, the Company issued 1,437,500 shares of common stock (the “Insider Shares”) to the Sponsor for an aggregate purchase price of $25,000. The 1,437,500 Insider Shares included an aggregate of up to 187,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the IPO (assuming the Sponsor did not purchase any Public Shares in the IPO and excluding the Private Shares). In connection with the increase in the size of the IPO on November 2, 2021, the Company declared a 20% stock dividend on each Insider Share thereby increasing the number of issued and outstanding Insider Share to 1,725,000, including up to an aggregate of 225,000 shares of common stock subject to forfeiture by the insiders to the extent that the underwriters’ over-allotment option was not exercised in full or in part. The stock dividend was considered in substance a recapitalization transaction, which was recorded and presented retroactively. As a result of the underwriters’ election to fully exercise their over-allotment option on November 18, 2021, a total of 225,000 Insider Shares are no longer subject to forfeiture.

Administrative Support Agreement

The Company agreed, commencing on November 12, 2021, to pay the Sponsor, affiliates, or advisors a total of up to $10,000 per month for office space, utilities, out of pocket expenses, and secretarial and administrative support. The arrangement will terminate upon the earlier of the Company’s consummation of a Business Combination or its liquidation. For the year ended December 31, 2023 and 2022, the Company incurred and paid $120,000 and $120,000 in fees for these services, respectively.

Promissory Notes

On October 30, 2023, the Company issued an unsecured promissory note in the aggregate principal amount up to $400,000 (the “2023 Sponsor Note”) to the Company’s Sponsor. Pursuant to the 2023 Sponsor Note, the Sponsor agreed to loan to the Company an aggregate amount up to $400,000 that may be drawn down by the Company from time to time by written notice to the Sponsor. The aggregate amount advanced under the 2023 Sponsor Note is due payable by the Company on the earlier of: (i) the date on which Company consummates an initial Business Combination with a target business, or (ii) the date the Company liquidates if a Business Combination is not consummated. The 2023 Sponsor Note does not bear interest. In the event that the Company does not consummate a Business Combination, the 2023 Sponsor Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. The proceeds of the 2023 Sponsor Note will be used by the Company for working capital purposes. As of December 31, 2023, there was $200,000 outstanding under the 2023 Sponsor Note.

Further, on August 14, 2024, the Company issued an unsecured promissory note in the aggregate principal amount up to $500,000 (the “2024 Sponsor Note”) to the Company’s Sponsor. Pursuant to the 2024 Sponsor Note, the Sponsor agreed to loan to the Company an aggregate amount up to $500,000 that may be drawn down by the Company from time to time by written notice to the Sponsor. The aggregate amount advanced under the 2024 Sponsor Note is due payable by the Company on the earlier of: (i) the date on which Company consummates an initial business combination with a target business, or (ii) the date the Company liquidates if a business combination is not consummated. The 2024 Sponsor Note does not bear interest. In the event that the Company does not consummate a business combination, the 2024 Sponsor Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. The proceeds of the 2024 Sponsor Note will be used by the Company for working capital purposes.

On April 25, 2025, the Company issued an unsecured promissory note in the aggregate principal amount up to $500,000 (the “2025 Sponsor Note”) to the Company’s Sponsor. Pursuant to the 2025 Sponsor Note, the Sponsor agreed to loan to the Company an aggregate amount up to $500,000 that may be drawn down by the Company from time to time by written notice to the Sponsor. The aggregate amount advanced under the 2025 Sponsor Note is due payable by the Company on the earlier of: (i) the date on which Company consummates an initial business combination with a target business, or (ii) the date the Company liquidates if a business combination is not consummated. The 2025 Sponsor Note does not bear interest. In the event that the Company does not consummate a business combination, the Sponsor Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. The proceeds of the 2024 Sponsor Note will be used by the Company for working capital purposes.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds from time to time or at any time, as may be required (“Working Capital Loans”). Each Working Capital Loan would be evidenced by a promissory note. The Working Capital Loans would either be paid upon consummation of a Business Combination, without interest, or, at the holder’s discretion, up to $1,500,000 of the Working Capital Loans may be converted into Private Units at a price of $10.00 per unit. The Private Units would be identical to the Private Units. In the event that a Business Combination does not close, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held In the Trust Account would be used to repay the Working Capital Loans.

On February 15, 2023, the Company issued a non-interest bearing, unsecured promissory note in the aggregate principal amount of $300,000 (the “February 2023 Note”) to the Sponsor. Pursuant to the February 2023 Note, the Sponsor loaned the Company an aggregate amount of $300,000 that is due and payable upon the Company’s consummation of an initial Business Combination with a target business. The February 2023 Note will either be paid upon consummation of the Company’s initial Business Combination, or, at the Sponsor’s discretion, converted upon consummation of the Company’s Business Combination into private units at a price of $10.00 per unit. The loan will be forgiven, except to the extent of any funds held outside of the trust account, by the Sponsor or its affiliates if the Company is unable to consummate an initial Business Combination during the Combination Period. On May 16, 2023, the Company and the Sponsor entered into an amendment to the February 2023 Note, pursuant to which the February 2023 Note and the forgiveness term was extended from May 16, 2023 to November 16, 2025.

On September 13, 2023, as approved by the Company’s audit committee, the Company entered into the February 2023 Note Conversion Agreement with the Sponsor, to convert the February 2023 Note into 75,000 shares of the Company’s Common Stock. Accordingly, the Company satisfied the February 2023 Note in exchange for the issuance of 75,000 shares of Common Stock. There are no outstanding amounts under the February 2023 Note.

October 30, 2023, the Company issued a non-interest bearing, unsecured promissory note in the aggregate principal amount of up to $400,000 (the “October 2023 Note”) to the Sponsor. Pursuant to the October 2023 Note, the Sponsor agreed to loan to the Company an aggregate amount up to $400,000 that may be drawn down by the Company from time to time by written notice to the Sponsor. The aggregate amount advanced under the October 2023 Note is due payable by the Company on the earlier of: (i) the date on which Company consummates an initial business combination with a target business, or (ii) the date the Company liquidates if a business combination is not consummated. The October 2023 Note does not bear interest. In the event that the Company does not consummate a business combination, the October 2023 Note will be repaid only from amounts remaining outside of the Company’s trust account, if any.

On April 3, 2024, the Company issued a non-interest bearing, unsecured promissory note in the aggregate principal amount of up to $300,000 (the “April 2024 Note,” and together with the October 2023 Note, the “Notes”) to the Sponsor. Pursuant to the April 2024 Note, the Sponsor agreed to loan to the Company an aggregate amount up to $300,000 that may be drawn down by the Company from time to time by written notice to the Sponsor. The aggregate amount advanced under the April 2024 Note is due payable by the Company on the earlier of: (i) the date on which Company consummates an initial business combination with a target business, or (ii) the date the Company liquidates if a business combination is not consummated. The April 2024 Note does not bear interest. In the event that the Company does not consummate a business combination, the April 2024 Note will be repaid only from amounts remaining outside of the Company’s trust account, if any.

As of April 15, 2024, the principal amount outstanding under the October 2023 Note was $390,000 and the principal amount outstanding under the April 2024 Note was $210,000. Collectively, as of April 15, 2024, the principal amount outstanding under the Notes was $600,000 (the “Principal Amount due under the Notes”). On April 19, 2024, as approved by the Company’s audit committee, the Company entered into a note conversion agreement (the “April 2024 Note Conversion Agreement”) with the Sponsor, to convert the Principal Amount due under the Notes into 150,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Accordingly, the Company satisfied the Notes in exchange for the issuance of 150,000 shares of Common Stock. Currently, there are no outstanding amounts under the Notes.

Pursuant to the April 2024 Note Conversion Agreement, the Sponsor has (i) one demand registration of the sale of such shares at the Company’s expense, and (ii) unlimited “piggyback” registration rights, both for a period of five (5) years after the closing of the Company’s initial business combination at the Company’s expense.

On April 30, 2024, the Company issued an unsecured promissory note in the aggregate principal amount up to $300,000 (the “2nd April 2024 Note”) to the Sponsor. Pursuant to the 2nd April 2024 Note, the Sponsor agreed to loan to the Company an aggregate amount up to $300,000 that may be drawn down by the Company from time to time by written notice to the Sponsor. The aggregate amount advanced under the 2nd April 2024 Note is due payable by the Company on the earlier of: (i) the date on which Company consummates an initial business combination with a target business, or (ii) the date the Company liquidates if a business combination is not consummated. The 2nd April 2024 Note does not bear interest. In the event that the Company does not consummate a business combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. Currently, there is a principal amount of $300,000 outstanding under the 2nd April 2024 Note.

On August 14, 2024, the Company issued an unsecured promissory note in the aggregate principal amount up to $500,000 (the “August 2024 Note”) to the Sponsor. Pursuant to the August 2024 Note, the Sponsor agreed to loan to the Company an aggregate amount up to $500,000 that may be drawn down by the Company from time to time by written notice to the Sponsor. The aggregate amount advanced under the August 2024 Note is due payable by the Company on the earlier of: (i) the date on which Company consummates an initial business combination with a target business, or (ii) the date the Company liquidates if a business combination is not consummated. The August 2024 Note does not bear interest. In the event that the Company does not consummate a business combination, the August 2024 Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. Currently, there is a principal amount of $242,000 outstanding under the August 2024 Note.

On April 25, 2025, the Company issued an unsecured promissory note in the aggregate principal amount up to $500,000 (the “2025 Sponsor Note”) to the Company’s Sponsor. Pursuant to the 2025 Sponsor Note, the Sponsor agreed to loan to the Company an aggregate amount up to $500,000 that may be drawn down by the Company from time to time by written notice to the Sponsor. The aggregate amount advanced under the 2025 Sponsor Note is due payable by the Company on the earlier of: (i) the date on which Company consummates an initial business combination with a target business, or (ii) the date the Company liquidates if a business combination is not consummated. The 2025 Sponsor Note does not bear interest. In the event that the Company does not consummate a business combination, the Sponsor Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. Currently, there is a principal amount of $1,070,000 outstanding under the 2025 Sponsor Note.

Underwriting Agreement

The Company granted the underwriters a 45-day option from the date of the IPO to purchase up to 900,000 additional Units to cover over-allotments. On November 18, 2021, the underwriter’s elected to fully exercise the over-allotment option to purchase an additional 900,000 Units at a price of $10.00 per Public Share (see Note 8).

The Company paid an underwriting fee of $0.20 per Unit, or $1,380,000, in total which includes the fee due upon the full exercise of the underwriters’ over-allotment option.

The underwriters are entitled to a deferred fee of $0.30 per unit, or $2,070,000 due to the option to fully exercise their overallotment on November 18, 2021, in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Representative Shares

On November 16, 2021, the Company issued to the underwriter and/or its designees 177,900 shares of common stock (the “Representative Shares”). The Company accounted for the Representative Shares as an expense of the IPO, resulting in a charge directly to stockholder’s equity. The Company estimated the fair value of Representative Shares to be $1,383,617 based upon the offering price of the shares of $7.78 per share. The Representative Shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the effective date of the registration statement related to the IPO pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Pursuant to FINRA Rule 5110(g)(1), these securities will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statements related to the IPO, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the effective date of the registration statements related to the IPO except to any underwriter and selected dealer participating in the IPO and their bona fide officers or partners.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. We currently pay our sponsor an aggregate fee of $10,000 per month for providing us with office space and certain administrative services. However, this arrangement is solely for our benefit and is not intended to provide our Chief Executive Officer compensation in lieu of a salary.

Our officers and directors will also receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all reimbursements made to our sponsor, officers, directors or their respective affiliates, with any interested director abstaining from such review and approval.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

PROPOSAL NO. 3 — THE Auditor PROPOSAL

Our Audit Committee has appointed the independent registered public accounting firm of WWC, P.C. to audit and comment on our financial statements for the year ending December 31, 2025, and to conduct whatever audit functions are deemed necessary. WWC, P.C. reviewed our financial statements for the quarter ended June 30, 2025 that were included in our most recent Quarterly Report on Form 10-Q.

A representative of WWC, P.C. will not be present at the Annual Meeting.

Required Vote of Stockholders

Although a vote of stockholders is not required on the Auditor Proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock, present at the Annual Meeting in person or by proxy and entitled to vote.

In the event that our stockholders do not ratify the appointment of WWC, P.C. as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board of Directors

Our board unanimously recommends a vote “FOR” ratification of the appointment of WWC, P.C. to serve as our independent registered public accounting firm for the year ending December 31, 2025.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will authorize the Chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Annual Meeting deems it necessary or appropriate.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Annual Meeting vote for the Adjournment Proposal, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board recommends that you vote “FOR” the Adjournment Proposal.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before July 1, 2026. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than July 1, 2026. If a shareholder who wishes to present a proposal fails to notify us by July 1, 2026, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3 and 4, in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, MOUNTAIN CREST ACQUISITION CORP. V, 524 Broadway, 11th Floor, New York, NY 10012, we will provide without charge to each person requesting a copy of our 2024 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment by contacting us at the following address or telephone number:

Mountain Crest Acquisition Corp. V

524 Broadway, 11th Floor

New York, NY 10012

(646) 493-6558

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than October 28, 2025.

Annex A

Extension Amendment

FIFTH AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MOUNTAIN CREST ACQUISITION CORP. V

November __, 2025

Mountain Crest Acquisition Corp. V, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Mountain Crest Acquisition Corp. V.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on April 8, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on November 12, 2021. The First Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on December 20, 2022. The Second Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on May 12, 2023. The Third Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on August 21, 2023. The Fourth Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on November 12, 2024.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. The Corporation will have until November 16, 2026 to close a Business Combination, (the “Termination Date”). In the event that the Corporation does not consummate a Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation (less taxes payable and dissolution expenses) for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

IN WITNESS WHEREOF, Mountain Crest Acquisition Corp. V has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Mountain Crest Acquisition Corp. V

By:
Name:	Suying Liu
Title:	Chief Executive Officer

Annex A-1

PROXY CARD

MOUNTAIN CREST ACQUISITION CORP. V

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Suying Liu as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Mountain Crest Acquisition Corp. V (the “Company”), to be held via virtual meeting as described in the Proxy Statement on November 4, 2025 at 11:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated October 14, 2025 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT —

For	Against	Abstain

A proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination to November 16, 2026, by revising paragraph E of Article Sixth of the Charter (the “Extension Amendment”).

☐	☐	☐

2.	PROPOSAL 2. DIRECTOR PROPOSAL —

For	Against	Abstain

A proposal to elect Suying Liu as the Class III director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death.

☐	☐	☐

3.	PROPOSAL 3. AUDITOR PROPOSAL —

	For	Against	Abstain

A proposal to ratify the appointment of WWC, P.C., as our independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

4.	PROPOSAL 4. ADJOURNMENT PROPOSAL —

For	Against	Abstain

A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate.

☐	☐	☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one):         Yes         No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.